Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
March 31, 2016

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible equity to tangible assets,

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three months ended
	March 31,	December 31,	March 31,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2016	2015	2015	4Q15	1Q15
Net interest income (3)	$512,225	$505,336	$475,245	1%	8%
FTE adjustment	(9,159)	(8,425)	(7,560)	9	21
Net interest income	503,066	496,911	467,685	1	8
Provision for credit losses	27,582	36,468	20,591	(24)	34
Noninterest income	241,867	272,215	231,623	(11)	4
Noninterest expense	491,080	498,766	458,857	(2)	7
Income before income taxes	226,271	233,892	219,860	(3)	3
Provision for income taxes	54,957	55,583	54,006	(1)	2
Net income	171,314	178,309	165,854	(4)	3
Dividends on preferred shares	7,998	7,972	7,965	—	—
Net income applicable to common shares	$163,316	$170,337	$157,889	(4)%	3%

Net income per common share - diluted	$0.20	$0.21	$0.19	(5)%	5%
Cash dividends declared per common share	0.07	0.07	0.06	—	17
Tangible book value per common share at end of period	7.12	6.91	6.62	3	8

Number of common shares repurchased	—	2,490	4,949	(100)	(100)
Average common shares - basic	795,755	796,095	809,778	—	(2)
Average common shares - diluted	808,349	810,143	823,809	—	(2)
Ending common shares outstanding	796,689	794,929	808,528	—	(1)

Return on average assets	0.96%	1.00%	1.02%
Return on average common shareholders’ equity	10.4	10.8	10.6
Return on average tangible common shareholders’ equity(2)	11.9	12.4	12.2
Net interest margin(3)	3.11	3.09	3.15
Efficiency ratio(4)	64.6	63.7	63.5
Effective tax rate	24.3	23.8	24.6

Average total assets (millions)	$71,596	$70,801	$66,235	1	8
Average earning assets (millions)	66,234	64,961	61,193	2	8
Average loans and leases (millions)	50,618	49,827	47,780	2	6
Average loans and leases - linked quarter annualized growth rate	6.4%	6.4%	5.8%
Average total deposits (millions)	$54,979	$55,338	$52,129	(1)	5
Average core deposits(5) (millions)	51,363	51,585	48,777	—	5
Average core deposits - linked quarter annualized growth rate	(1.7)%	5.4%	9.6%
Average shareholders’ equity (millions)	$6,755	$6,636	$6,416	2	5
Average tangible common shareholders' equity (millions)	5,610	5,536	5,461	1	3

Total assets at end of period (millions)	72,645	71,018	67,984	2	7
Total shareholders’ equity at end of period (millions)	7,158	6,595	6,462	9	11

NCOs as a % of average loans and leases	0.07%	0.18%	0.20%
NAL ratio	0.97	0.74	0.76
NPA ratio(6)	1.02	0.79	0.84
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.19	1.19	1.27
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.34	1.33	1.38
ACL as a % of NALs	138	180	181
ACL as a % of NPAs	131	168	165

Common equity tier 1 risk-based capital ratio(7)	9.73	9.79	9.51
Tangible common equity / tangible asset ratio(8)	7.89	7.82	7.95
See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	March 31, 2016, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	March 31,	December 31,
(dollar amounts in thousands, except number of shares)	2016	2015	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$816,248	$847,156	(4)%
Interest-bearing deposits in banks	66,668	51,838	29
Trading account securities	45,924	36,997	24
Loans held for sale	567,664	474,621	20
Available-for-sale and other securities	9,319,381	8,775,441	6
Held-to-maturity securities	5,946,144	6,159,590	(3)
Loans and leases(1)	51,539,359	50,341,099	2
Allowance for loan and lease losses	(613,719)	(597,843)	3
Net loans and leases	50,925,640	49,743,256	2
Bank owned life insurance	1,766,637	1,757,668	1
Premises and equipment	611,603	620,540	(1)
Goodwill	676,869	676,869	—
Other intangible assets	51,266	54,978	(7)
Servicing rights	168,648	189,237	(11)
Accrued income and other assets	1,682,275	1,630,110	3
Total assets	$72,644,967	$71,018,301	2%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$55,628,842	$55,294,979	1%
Short-term borrowings	471,375	615,279	(23)
Long-term debt	7,935,412	7,041,364	13
Accrued expenses and other liabilities	1,451,668	1,472,073	(1)
Total liabilities	65,487,297	64,423,695	2

Shareholders' equity
Preferred stock - authorized 6,617,808 shares-
Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,506	362,506	—
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	—
Series D, 6.250% fixed rate, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	386,348	—	N.R.
Common stock	7,988	7,970	—
Capital surplus	7,050,463	7,038,502	—
Less treasury shares, at cost	(18,417)	(17,932)	3
Accumulated other comprehensive loss	(167,286)	(226,158)	(26)
Retained (deficit) earnings	(487,717)	(594,067)	(18)
Total shareholders’ equity	7,157,670	6,594,606	9
Total liabilities and shareholders’ equity	$72,644,967	$71,018,301	2%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	798,780,938	796,969,694
Common shares outstanding	796,689,077	794,928,886
Treasury shares outstanding	2,091,861	2,040,808
Preferred shares issued	2,402,571	1,967,071
Preferred shares outstanding	798,006	398,006

N.R.	Not relevant.

(1)	See page 4 for detail of loans and leases.

(2)	See page 5 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2016		2015		2015		2015		2015

Ending Balances by Type:
Commercial:
Commercial and industrial	$21,254	41%	$20,560	41%	$20,040	40%	$20,003	41%	$20,109	42%
Commercial real estate:
Construction	939	2	1,031	2	1,110	2	1,021	2	910	2
Commercial	4,343	8	4,237	8	4,294	9	4,192	9	4,157	9
Commercial real estate	5,282	10	5,268	10	5,404	11	5,213	11	5,067	11
Total commercial	26,536	51	25,828	51	25,444	51	25,216	52	25,176	53
Consumer:
Automobile	9,920	19	9,481	19	9,160	19	8,549	18	7,803	16
Home equity	8,422	17	8,471	17	8,461	17	8,526	17	8,492	18
Residential mortgage	6,082	12	5,998	12	6,071	12	5,987	12	5,795	12
Other consumer	579	1	563	1	520	1	474	1	430	1
Total consumer	25,003	49	24,513	49	24,212	49	23,536	48	22,520	47
Total loans and leases	$51,539	100%	$50,341	100%	$49,656	100%	$48,752	100%	$47,696	100%

Ending Balances by Business Segment:
Retail and Business Banking	$13,637	26%	$13,681	27%	$13,648	28%	$13,673	28%	$13,515	28%
Commercial Banking	14,073	27	13,409	27	13,144	26	12,980	27	13,066	28
AFCRE	17,412	34	16,864	33	16,411	33	15,609	32	14,812	31
RBHPCG	3,876	8	3,021	6	2,992	6	2,968	6	2,896	6
Home Lending	2,552	5	3,366	7	3,437	7	3,405	7	3,336	7
Treasury / Other	(11)	—	—	—	24	—	117	—	71	—
Total loans and leases	$51,539	100%	$50,341	100%	$49,656	100%	$48,752	100%	$47,696	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
	2016		2015		2015		2015		2015
Average Balances by Business Segment:
Retail and Business Banking	$13,619	27%	$13,686	28%	$13,704	28%	$13,646	29%	$13,523	28%
Commercial Banking	13,499	27	13,132	26	12,937	26	12,808	27	12,140	26
AFCRE	17,023	34	16,494	33	15,895	33	15,071	31	15,779	33
RBHPCG	3,852	7	2,990	6	2,979	6	2,930	6	2,890	6
Home Lending	2,533	5	3,434	7	3,438	7	3,339	7	3,360	7
Treasury / Other	92	—	91	—	93	—	105	—	88	—
Total loans and leases	$50,618	100%	$49,827	100%	$49,046	100%	$47,899	100%	$47,780	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2016		2015		2015		2015		2015

Ending Balances by Type:
Demand deposits - noninterest-bearing	$16,571	30%	$16,480	30%	$16,935	31%	$17,011	32%	$15,960	30%
Demand deposits - interest-bearing	8,174	15	7,682	14	6,574	12	6,627	12	6,537	13
Money market deposits	19,844	35	19,792	36	19,494	36	18,580	35	18,933	36
Savings and other domestic deposits	5,423	10	5,246	9	5,189	10	5,240	10	5,288	10
Core certificates of deposit	2,123	4	2,382	4	2,483	5	2,580	5	2,709	5
Total core deposits	52,135	94	51,582	93	50,675	94	50,038	94	49,427	94
Other domestic deposits of $250,000 or more	424	1	501	1	263	—	178	—	189	—
Brokered deposits and negotiable CDs	2,890	5	2,944	5	2,904	5	2,705	5	2,682	5
Deposits in foreign offices	180	—	268	1	403	1	552	1	535	1
Total deposits	$55,629	100%	$55,295	100%	$54,245	100%	$53,473	100%	$52,833	100%
Total core deposits:
Commercial	$24,543	47%	$24,474	47%	$24,886	49%	$24,103	48%	$23,061	47%
Consumer	27,592	53	27,108	53	25,789	51	25,935	52	26,366	53
Total core deposits	$52,135	100%	$51,582	100%	$50,675	100%	$50,038	100%	$49,427	100%

Ending Balances by Business Segment:
Retail and Business Banking	$31,303	56%	$30,876	56%	$29,979	55%	$29,983	56%	$30,150	57%
Commercial Banking	11,258	20	11,425	21	11,826	22	10,908	20	11,195	21
AFCRE	1,608	3	1,652	3	1,522	3	1,519	3	1,443	3
RBHPCG	7,890	14	7,691	14	7,377	14	7,265	14	6,707	13
Home Lending	334	1	362	—	305	—	340	1	350	—
Treasury / Other(1)	3,236	6	3,289	6	3,236	6	3,458	6	2,988	6
Total deposits	$55,629	100%	$55,295	100%	$54,245	100%	$53,473	100%	$52,833	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
	2016		2015		2015		2015		2015
Average Balances by Business Segment:
Retail and Business Banking	$30,778	56%	$30,543	55%	$30,152	55%	$30,126	57%	$29,727	57%
Commercial Banking	11,375	20	11,751	21	11,567	21	10,848	20	11,140	21
AFCRE	1,629	3	1,628	3	1,494	3	1,487	3	1,375	3
RBHPCG	7,687	14	7,865	14	7,692	14	6,780	13	6,736	13
Home Lending	316	1	349	1	342	1	388	1	321	1
Treasury / Other(1)	3,194	6	3,202	6	3,132	6	3,010	6	2,830	5
Total deposits	$54,979	100%	$55,338	100%	$54,379	100%	$52,639	100%	$52,129	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2016	2015	2015	2015	2015	4Q15	1Q15
Assets
Interest-bearing deposits in banks	$98	$89	$89	$89	$94	10%	4%
Loans held for sale	433	502	464	1,272	381	(14)	14
Securities:
Available-for-sale and other securities:
Taxable	6,633	8,099	8,310	7,916	7,664	(18)	(13)
Tax-exempt	2,358	2,257	2,136	2,028	1,874	4	26
Total available-for-sale and other securities	8,991	10,356	10,446	9,944	9,538	(13)	(6)
Trading account securities	40	39	52	41	53	3	(25)
Held-to-maturity securities - taxable	6,054	4,148	3,226	3,324	3,347	46	81
Total securities	15,085	14,543	13,724	13,309	12,938	4	17
Loans and leases:(1)
Commercial:
Commercial and industrial	20,649	20,186	19,802	19,819	19,116	2	8
Commercial real estate:
Construction	923	1,108	1,101	970	887	(17)	4
Commercial	4,283	4,158	4,193	4,214	4,275	3	—
Commercial real estate	5,206	5,266	5,294	5,184	5,162	(1)	1
Total commercial	25,855	25,452	25,096	25,003	24,278	2	6
Consumer:
Automobile	9,730	9,286	8,879	8,083	8,783	5	11
Home equity	8,441	8,463	8,526	8,503	8,484	—	(1)
Residential mortgage	6,018	6,079	6,048	5,859	5,810	(1)	4
Other consumer	574	547	497	451	425	5	35
Total consumer	24,763	24,375	23,950	22,896	23,502	2	5
Total loans and leases	50,618	49,827	49,046	47,899	47,780	2	6
Allowance for loan and lease losses	(604)	(595)	(609)	(608)	(612)	2	(1)
Net loans and leases	50,014	49,232	48,437	47,291	47,168	2	6
Total earning assets	66,234	64,961	63,323	62,569	61,193	2	8
Cash and due from banks	1,013	1,468	1,555	926	935	(31)	8
Intangible assets	730	734	739	745	593	(1)	23
All other assets	4,223	4,233	4,273	4,233	4,126	—	2
Total assets	$71,596	$70,801	$69,281	$67,865	$66,235	1%	8%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$16,334	$17,174	$17,017	$15,893	$15,253	(5)%	7%
Demand deposits - interest-bearing	7,776	6,923	6,604	6,584	6,173	12	26
Total demand deposits	24,110	24,097	23,621	22,477	21,426	—	13
Money market deposits	19,682	19,843	19,512	18,803	19,368	(1)	2
Savings and other domestic deposits	5,306	5,215	5,224	5,273	5,169	2	3
Core certificates of deposit	2,265	2,430	2,534	2,639	2,814	(7)	(20)
Total core deposits	51,363	51,585	50,891	49,192	48,777	—	5
Other domestic deposits of $250,000 or more	455	426	217	184	195	7	133
Brokered deposits and negotiable CDs	2,897	2,929	2,779	2,701	2,600	(1)	11
Deposits in foreign offices	264	398	492	562	557	(34)	(53)
Total deposits	54,979	55,338	54,379	52,639	52,129	(1)	5
Short-term borrowings	1,145	524	844	2,153	1,882	119	(39)
Long-term debt	7,202	6,788	6,043	5,121	4,358	6	65
Total interest-bearing liabilities	46,992	45,476	44,249	44,020	43,116	3	9
All other liabilities	1,515	1,515	1,442	1,435	1,450	—	4
Shareholders’ equity	6,755	6,636	6,573	6,517	6,416	2	5
Total liabilities and shareholders’ equity	$71,596	$70,801	$69,281	$67,865	$66,235	1%	8%

(1)	Includes nonaccrual loans

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands)	2016	2015	2015	2015	2015
Assets
Interest-bearing deposits in banks	$51	$17	$13	$19	$41
Loans held for sale	4,322	5,324	4,422	10,546	3,520
Securities:
Available-for-sale and other securities:
Taxable	39,614	50,582	52,141	51,525	47,856
Tax-exempt	20,030	17,803	16,671	15,875	14,288
Total available-for-sale and other securities	59,644	68,385	68,812	67,400	62,144
Trading account securities	50	106	128	104	155
Held-to-maturity securities - taxable	36,789	25,394	19,812	20,741	20,667
Total securities	96,483	93,885	88,752	88,245	82,966
Loans and leases:
Commercial:
Commercial and industrial	183,930	179,233	180,997	180,992	158,917
Commercial real estate:
Construction	8,198	9,752	9,917	8,825	8,462
Commercial	38,820	35,215	36,785	36,329	38,197
Commercial real estate	47,018	44,967	46,702	45,154	46,659
Total commercial	230,948	224,200	227,699	226,146	205,576
Consumer:
Automobile	76,717	75,323	72,341	64,575	70,140
Home equity	88,072	85,491	86,254	84,215	84,382
Residential mortgage	55,510	55,702	56,048	54,496	54,432
Other consumer	14,307	12,636	11,116	9,515	8,599
Total consumer	234,606	229,152	225,759	212,801	217,553
Total loans and leases	465,554	453,352	453,458	438,947	423,129
Total earning assets	$566,410	$552,578	$546,645	$537,757	$509,656

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	1,679	1,390	1,211	984	693
Total demand deposits	1,679	1,390	1,211	984	693
Money market deposits	11,768	11,545	11,200	10,435	10,226
Savings and other domestic deposits	1,660	1,811	1,840	1,775	1,914
Core certificates of deposit	4,623	5,068	5,135	5,161	5,282
Total core deposits	19,730	19,814	19,386	18,355	18,115
Other domestic deposits of $250,000 or more	460	433	237	204	204
Brokered deposits and negotiable CDs	2,742	1,399	1,178	1,121	1,069
Deposits in foreign offices	86	132	163	185	179
Total deposits	23,018	21,778	20,964	19,865	19,567
Short-term borrowings	898	119	192	731	542
Long-term debt	30,269	25,345	21,866	18,513	14,302
Total interest bearing liabilities	54,185	47,242	43,022	39,109	34,411
Net interest income	$512,225	$505,336	$503,623	$498,648	$475,245

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	March 31,	December 31,	September 30,	June 30,	March 31,
Fully-taxable equivalent basis(1)	2016	2015	2015	2015	2015
Assets
Interest-bearing deposits in banks	0.21%	0.08%	0.06%	0.08%	0.18%
Loans held for sale	3.99	4.24	3.81	3.32	3.69
Securities:
Available-for-sale and other securities:
Taxable	2.39	2.50	2.51	2.60	2.50
Tax-exempt	3.40	3.15	3.12	3.13	3.05
Total available-for-sale and other securities	2.65	2.64	2.63	2.71	2.61
Trading account securities	0.50	1.09	0.97	1.00	1.17
Held-to-maturity securities - taxable	2.43	2.45	2.46	2.50	2.47
Total securities	2.56	2.58	2.59	2.65	2.57
Loans and leases:(3)
Commercial:
Commercial and industrial	3.52	3.47	3.58	3.61	3.33
Commercial real estate:
Construction	3.51	3.45	3.52	3.60	3.81
Commercial	3.59	3.31	3.43	3.41	3.57
Commercial real estate	3.57	3.34	3.45	3.45	3.62
Total commercial	3.53	3.45	3.55	3.58	3.39
Consumer:
Automobile	3.17	3.22	3.23	3.20	3.24
Home equity	4.20	4.01	4.01	3.97	4.03
Residential mortgage	3.69	3.67	3.71	3.72	3.75
Other consumer	10.02	9.17	8.88	8.45	8.20
Total consumer	3.81	3.74	3.75	3.73	3.74
Total loans and leases	3.67	3.59	3.65	3.65	3.56
Total earning assets	3.44	3.37	3.42	3.45	3.38
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.09	0.08	0.07	0.06	0.05
Total demand deposits	0.03	0.02	0.02	0.02	0.01
Money market deposits	0.24	0.23	0.23	0.22	0.21
Savings and other domestic deposits	0.13	0.14	0.14	0.14	0.15
Core certificates of deposit	0.82	0.83	0.80	0.78	0.76
Total core deposits	0.23	0.23	0.23	0.22	0.22
Other domestic deposits of $250,000 or more	0.41	0.40	0.43	0.44	0.42
Brokered deposits and negotiable CDs	0.38	0.19	0.17	0.17	0.17
Deposits in foreign offices	0.13	0.13	0.13	0.13	0.13
Total deposits	0.24	0.23	0.22	0.22	0.22
Short-term borrowings	0.32	0.09	0.09	0.14	0.12
Long-term debt	1.68	1.49	1.45	1.45	1.31
Total interest-bearing liabilities	0.46	0.41	0.39	0.36	0.32
Net interest rate spread	2.98	2.96	3.03	3.09	3.06
Impact of noninterest-bearing funds on margin	0.13	0.13	0.13	0.11	0.09
Net interest margin	3.11%	3.09%	3.16%	3.20%	3.15%
Commercial Loan Derivative Impact
(Unaudited)

	Average Rates
	2016	2015	2015	2015	2015
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Commercial loans(2)(3)	3.44%	3.27%	3.36%	3.38%	3.18%
Impact of commercial loan derivatives	0.09	0.18	0.19	0.20	0.21
Total commercial - as reported	3.53%	3.45%	3.55%	3.58%	3.39%

Average 30 day LIBOR	0.43%	0.25%	0.20%	0.18%	0.17%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands, except per share amounts)	2016	2015	2015	2015	2015
Interest income	$557,251	$544,153	$538,477	$529,795	$502,096
Interest expense	54,185	47,242	43,022	39,109	34,411
Net interest income	503,066	496,911	495,455	490,686	467,685
Provision for credit losses	27,582	36,468	22,476	20,419	20,591
Net interest income after provision for credit losses	475,484	460,443	472,979	470,267	447,094
Service charges on deposit accounts	70,262	72,854	75,157	70,118	62,220
Cards and payment processing income	36,447	37,594	36,664	35,886	32,571
Mortgage banking income	18,543	31,418	18,956	38,518	22,961
Trust services	22,838	25,272	24,972	26,550	29,039
Insurance income	16,225	15,528	16,204	17,637	15,895
Brokerage income	15,502	14,462	15,059	15,184	15,500
Capital markets fees	13,010	13,778	12,741	13,192	13,905
Bank owned life insurance income	13,513	13,441	12,719	13,215	13,025
Gain on sale of loans	5,395	10,122	5,873	12,453	4,589
Securities gains (losses)	—	474	188	82	—
Other income	30,132	37,272	34,586	38,938	21,918
Total noninterest income	241,867	272,215	253,119	281,773	231,623
Personnel costs	285,397	288,861	286,270	282,135	264,916
Outside data processing and other services	61,878	63,775	58,535	58,508	50,535
Equipment	32,576	31,711	31,303	31,694	30,249
Net occupancy	31,476	32,939	29,061	28,861	31,020
Marketing	12,268	12,035	12,179	15,024	12,975
Professional services	13,538	13,010	11,961	12,593	12,727
Deposit and other insurance expense	11,208	11,105	11,550	11,787	10,167
Amortization of intangibles	3,712	3,788	3,913	9,960	10,206
Other expense	39,027	41,542	81,736	41,215	36,062
Total noninterest expense	491,080	498,766	526,508	491,777	458,857
Income before income taxes	226,271	233,892	199,590	260,263	219,860
Provision for income taxes	54,957	55,583	47,002	64,057	54,006
Net income	171,314	178,309	152,588	196,206	165,854
Dividends on preferred shares	7,998	7,972	7,968	7,968	7,965
Net income applicable to common shares	$163,316	$170,337	$144,620	$188,238	$157,889

Average common shares - basic	795,755	796,095	800,883	806,891	809,778
Average common shares - diluted	808,349	810,143	814,326	820,238	823,809

Per common share
Net income - basic	$0.21	$0.21	$0.18	$0.23	$0.19
Net income - diluted	0.20	0.21	0.18	0.23	0.19
Cash dividends declared	0.07	0.07	0.06	0.06	0.06

Revenue - fully-taxable equivalent (FTE)
Net interest income	$503,066	$496,911	$495,455	$490,686	$467,685
FTE adjustment	9,159	8,425	8,168	7,962	7,560
Net interest income(2)	512,225	505,336	503,623	498,648	475,245
Noninterest income	241,867	272,215	253,119	281,773	231,623
Total revenue(2)	$754,092	$777,551	$756,742	$780,421	$706,868

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2016	2015	2015	2015	2015	4Q15	1Q15
Mortgage banking income
Origination and secondary marketing	$18,533	$23,885	$20,005	$26,350	$20,032	(22)%	(7)%
Servicing fees	11,137	11,060	10,763	10,677	10,842	1	3
Amortization of capitalized servicing	(6,405)	(6,655)	(6,080)	(6,965)	(6,979)	(4)	(8)
Other mortgage banking income	1,672	2,271	2,691	2,467	3,549	(26)	(53)
Subtotal	24,937	30,561	27,379	32,529	27,444	(18)	(9)
MSR valuation adjustment(1)	(18,329)	5,144	(14,113)	14,525	(9,164)	N.R.	100
Net trading gains (losses) related to MSR hedging	11,935	(4,287)	5,690	(8,536)	4,681	N.R.	155
Total mortgage banking income	$18,543	$31,418	$18,956	$38,518	$22,961	(41)%	(19)%
Mortgage originations (in millions)	$936	$1,012	$1,259	$1,454	$980	(8)%	(4)%
Capitalized mortgage servicing rights(2)	142,094	160,718	153,532	163,808	145,909	(12)	(3)
Total mortgages serviced for others (in millions)(2)	16,239	16,168	15,941	15,722	15,569	—	4
MSR % of investor servicing portfolio(2)	0.88%	0.99%	0.96%	1.04%	0.94%	(11)	(6)
Net impact of MSR hedging
MSR valuation adjustment(1)	$(18,329)	$5,144	$(14,113)	$14,525	$(9,164)	N.R.	100
Net trading gains (losses) related to MSR hedging	11,935	(4,287)	5,690	(8,536)	4,681	N.R.	155
Net gain (loss) of MSR hedging	$(6,394)	$857	$(8,423)	$5,989	$(4,483)	N.R.	43%

N.R.	Not relevant.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands)	2016	2015	2015	2015	2015
Allowance for loan and lease losses, beginning of period	$597,843	$591,938	$599,542	$605,126	$605,196
Loan and lease losses	(59,692)	(54,961)	(60,875)	(46,970)	(55,075)
Recoveries of loans previously charged off	51,140	33,138	44,712	21,595	30,643
Net loan and lease losses	(8,552)	(21,823)	(16,163)	(25,375)	(24,432)
Provision for loan and lease losses	24,338	28,610	13,624	19,790	26,655
Allowance of assets sold or transferred to loans held for sale	90	(882)	(5,065)	1	(2,293)
Allowance for loan and lease losses, end of period	613,719	597,843	591,938	599,542	605,126
Allowance for unfunded loan commitments and letters of credit, beginning of period	72,081	64,223	55,371	54,742	60,806
Provision for (reduction in) unfunded loan commitments and letters of credit losses	3,244	7,858	8,852	629	(6,064)
Allowance for unfunded loan commitments and letters of credit, end of period	75,325	72,081	64,223	55,371	54,742
Total allowance for credit losses, end of period	$689,044	$669,924	$656,161	$654,913	$659,868
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.19%	1.19%	1.19%	1.23%	1.27%
Nonaccrual loans and leases (NALs)	123	161	166	165	166
Nonperforming assets (NPAs)	117	150	155	151	151
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.34%	1.33%	1.32%	1.34%	1.38%
Nonaccrual loans and leases	138	180	184	180	181
Nonperforming assets	131	168	172	165	165

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands)	2016	2015	2015	2015	2015
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$6,514	$2,252	$9,858	$4,411	$11,403
Commercial real estate:
Construction	(104)	(296)	(309)	164	(383)
Commercial	(17,372)	(3,939)	(13,512)	5,361	(3,629)
Commercial real estate	(17,476)	(4,235)	(13,821)	5,525	(4,012)
Total commercial	(10,962)	(1,983)	(3,963)	9,936	7,391
Consumer:
Automobile	6,770	7,693	4,908	3,442	4,248
Home equity	3,681	4,706	5,869	4,650	4,625
Residential mortgage	1,647	3,158	2,010	2,142	2,816
Other consumer	7,416	8,249	7,339	5,205	5,352
Total consumer	19,514	23,806	20,126	15,439	17,041
Total net charge-offs	$8,552	$21,823	$16,163	$25,375	$24,432

Net charge-offs (recoveries)—annualized percentages:
Commercial:
Commercial and industrial	0.13%	0.04%	0.20%	0.09%	0.24%
Commercial real estate:
Construction	(0.05)	(0.11)	(0.11)	0.07	(0.17)
Commercial	(1.62)	(0.38)	(1.29)	0.51	(0.34)
Commercial real estate	(1.34)	(0.32)	(1.04)	0.43	(0.31)
Total commercial	(0.17)	(0.03)	(0.06)	0.16	0.12
Consumer:
Automobile	0.28	0.33	0.22	0.17	0.19
Home equity	0.17	0.22	0.28	0.22	0.22
Residential mortgage	0.11	0.21	0.13	0.15	0.19
Other consumer	5.17	6.03	5.91	4.61	5.03
Total consumer	0.32	0.39	0.34	0.27	0.29
Net charge-offs as a % of average loans	0.07%	0.18%	0.13%	0.21%	0.20%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands)	2016	2015	2015	2015	2015
Nonaccrual loans and leases (NALs): (1)
Commercial and industrial	$307,824	$175,195	$157,902	$149,713	$133,363
Commercial real estate	30,801	28,984	27,516	43,888	49,263
Automobile	7,598	6,564	5,551	4,190	4,448
Residential mortgage	90,303	94,560	98,908	91,198	98,093
Home equity	62,208	66,278	66,446	75,282	79,169
Other consumer	—	—	154	68	77
Total nonaccrual loans and leases	498,734	371,581	356,477	364,339	364,413
Other real estate, net:
Residential	23,175	24,194	21,637	25,660	30,544
Commercial	2,957	3,148	3,273	3,572	3,407
Total other real estate, net	26,132	27,342	24,910	29,232	33,951
Other NPAs (2)	—	—	—	2,440	2,440
Total nonperforming assets	$524,866	$398,923	$381,387	$396,011	$400,804

Nonaccrual loans and leases as a % of total loans and leases	0.97%	0.74%	0.72%	0.75%	0.76%
NPA ratio(3)	1.02	0.79	0.77	0.81	0.84
(NPA+90days)/(Loan+OREO)(4)	1.22	1.00	0.98	1.03	1.08

	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Nonperforming assets, beginning of period	$398,923	$381,387	$396,011	$400,804	$337,723
New nonperforming assets	240,707	141,862	139,604	125,105	162,862
Returns to accruing status	(14,289)	(23,199)	(13,641)	(46,120)	(17,968)
Loan and lease losses	(40,465)	(29,394)	(45,667)	(33,797)	(41,574)
Payments	(51,512)	(64,137)	(78,516)	(38,396)	(30,578)
Sales and transfers to held-for-sale	(8,498)	(7,596)	(16,404)	(11,585)	(9,661)
Nonperforming assets, end of period	$524,866	$398,923	$381,387	$396,011	$400,804

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets includes certain impaired investment securities.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in thousands)	2016	2015	2015	2015	2015
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$8,032	$8,724	$6,571	$6,621	$5,935
Commercial real estate	12,694	9,549	12,178	10,920	16,351
Automobile	5,064	7,162	6,873	4,269	4,746
Residential mortgage (excluding loans guaranteed by the U.S. Government)	11,740	14,082	17,492	21,869	21,034
Home equity	8,571	9,044	10,764	11,713	11,132
Other consumer	1,868	1,394	1,087	846	727
Total, excl. loans guaranteed by the U.S. Government	47,969	49,955	54,965	56,238	59,925
Add: loans guaranteed by U.S. Government	57,843	55,835	50,643	50,640	53,010
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$105,812	$105,790	$105,608	$106,878	$112,935

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.09%	0.10%	0.11%	0.12%	0.13%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.11	0.10	0.10	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.21	0.21	0.21	0.22	0.24

Accruing troubled debt restructured loans (1):
Commercial and industrial	$205,989	$235,689	$241,327	$233,346	$162,207
Commercial real estate	108,861	115,074	103,767	158,056	161,515
Automobile	25,856	24,893	24,537	24,774	25,876
Home equity	204,244	199,393	192,356	279,864	265,207
Residential mortgage	259,750	264,666	277,154	266,986	268,441
Other consumer	4,768	4,488	4,569	4,722	4,879
Total accruing troubled debt restructured loans	$809,468	$844,203	$843,710	$967,748	$888,125

Nonaccruing troubled debt restructured loans (1):
Commercial and industrial	$83,600	$56,919	$54,933	$46,303	$21,246
Commercial real estate	14,607	16,617	12,806	19,490	28,676
Automobile	7,407	6,412	5,400	4,030	4,283
Home equity	23,211	20,996	19,188	26,568	26,379
Residential mortgage	68,918	71,640	68,577	65,415	69,799
Other consumer	191	151	152	160	165
Total nonaccruing troubled debt restructured loans	$197,934	$172,735	$161,056	$161,966	$150,548

(1)	Excludes loans transferred to held-for-sale.

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions except per share amounts)	2016	2015	2015	2015	2015
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$7,158	$6,595	$6,583	$6,496	$6,462
Regulatory capital adjustments:
Shareholders’ preferred equity	(773)	(386)	(386)	(386)	(386)
Accumulated other comprehensive income offset	167	226	140	186	161
Goodwill and other intangibles, net of related taxes	(703)	(695)	(697)	(701)	(700)
Deferred tax assets that arise from tax loss and credit carryforwards	(29)	(19)	(15)	(15)	(36)
Common equity tier 1 capital	5,820	5,721	5,625	5,580	5,501
Additional tier 1 capital
Shareholders’ preferred equity	773	386	386	386	386
Qualifying capital instruments subject to phase-out	—	76	76	76	76
Other	(19)	(29)	(22)	(22)	(53)
Tier 1 capital	6,574	6,154	6,065	6,020	5,910
Long-term debt and other tier 2 qualifying instruments	611	563	623	623	648
Qualifying allowance for loan and lease losses	689	670	656	655	660
Tier 2 capital	1,300	1,233	1,279	1,278	1,308
Total risk-based capital	$7,874	$7,387	$7,344	$7,298	$7,218
Risk-weighted assets (RWA)(1)	$59,798	$58,420	$57,839	$57,850	$57,840
Common equity tier 1 risk-based capital ratio(1)	9.73%	9.79%	9.72%	9.65%	9.51%
Other regulatory capital data:
Tier 1 leverage ratio(1)	9.29%	8.79%	8.85%	8.98%	9.04%
Tier 1 risk-based capital ratio(1)	10.99	10.53	10.49	10.41	10.22
Total risk-based capital ratio(1)	13.17	12.64	12.70	12.62	12.48
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	9.49	9.41	9.48	9.32	9.25

(1)	March 31, 2016, figures are estimated and are presented on a Basel III basis, including the standardized approach for calculating risk-weighted assets.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Common stock price, per share
High(1)	$10.810	$11.870	$11.900	$11.720	$11.300
Low(1)	7.830	10.210	10.000	10.670	9.630
Close	9.540	11.060	10.600	11.310	11.050
Average closing price	9.222	11.177	11.157	11.192	10.559
Dividends, per share
Cash dividends declared per common share	$0.07	$0.07	$0.06	$0.06	$0.06
Common shares outstanding
Average - basic	795,755	796,095	800,883	806,891	809,778
Average - diluted	808,349	810,143	814,326	820,238	823,809
Ending	796,689	794,929	796,659	803,066	808,528
Tangible book value per common share(2)	$7.12	$6.91	$6.88	$6.71	$6.62
Common share repurchases
Number of shares repurchased	—	2,490	6,764	8,834	4,949
Non-regulatory capital

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2016	2015	2015	2015	2015
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$7,158	$6,595	$6,583	$6,496	$6,462
Less: goodwill	(677)	(677)	(677)	(678)	(678)
Less: other intangible assets	(51)	(55)	(59)	(63)	(73)
Add: related deferred tax liability(2)	18	19	21	22	25
Total tangible equity	6,448	5,882	5,868	5,777	5,736
Less: preferred equity	(773)	(386)	(386)	(386)	(386)
Total tangible common equity	$5,675	$5,496	$5,482	$5,391	$5,350
Total assets	$72,645	$71,018	$70,186	$68,824	$67,984
Less: goodwill	(677)	(677)	(677)	(678)	(678)
Less: other intangible assets	(51)	(55)	(59)	(63)	(73)
Add: related deferred tax liability(2)	18	19	21	22	25
Total tangible assets	$71,935	$70,305	$69,471	$68,105	$67,258
Tangible equity / tangible asset ratio	8.96%	8.37%	8.45%	8.48%	8.53%
Tangible common equity / tangible asset ratio	7.89	7.82	7.89	7.92	7.95
Other data:
Number of employees (Average full-time equivalent)	12,386	12,418	12,367	12,274	11,914
Number of domestic full-service branches(3)	771	777	756	735	733

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.